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                                                                   Exhibit 10.12

                               COMMERCIAL GUARANTY
                               -------------------

         This Commercial Guaranty ("Guaranty") is made as of November 20, 1998, by Bagcraft Acquisition, LLC ("Guarantor"), a Delaware limited liability corporation, in favor of the City of Baxter Springs, Kansas, a Kansas municipal corporation ("Lender").

         WHEREAS, Lender has previously extended credit to Bagcraft Corporation of America;

         WHEREAS, Bagcraft Corporation of America desires to sell substantially all of its assets to Guarantor and to have certain of its liabilities, including all liabilities and obligations to the City of Baxter Springs, Kansas, assumed by Packaging Dynamics, LLC, a Delaware limited liability corporation (the "Borrower");

         WHEREAS, Lender is willing to consent to the sale of assets to Guarantor and the assumption of liabilities by Borrower, provided that Guarantor enter into this Guaranty;

         NOW, THEREFORE, in consideration of the premises, Guarantor agrees as follows:

         1.  AMOUNT OF GUARANTY. The amount of this Guaranty is limited to the
             ------------------
amount of the Indebtedness.

         2.  CONTINUING UNLIMITED GUARANTY. For good and valuable consideration,
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Guarantor absolutely and unconditionally guarantees and promises to pay to
Lender, or its order, in legal tender of the United States of America, the Indebtedness (as the term is defined below) of Borrower to Lender on the terms and conditions set forth in this Guaranty. Under this Guaranty, the liability of Guarantor is limited as set forth herein and the obligations of Guarantor are continuing.

         3.  DEFINITIONS. The following words shall have the following meanings
             -----------
when used in this Guaranty:

         (a) Borrower. The word "Borrower" means Packaging Dynamics, LLC, a
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             Delaware limited liability corporation.

         (b) Guarantor. The word "Guarantor" means Bagcraft Acquisition, L.L.C.,
             ---------
             a Delaware limited liability corporation.

         (c) Guaranty. The word "Guaranty" means this Guaranty made by Guarantor
             --------
             for the benefit of Lender dated as of November 18, 1998.

         (d) Indebtedness. The word "Indebtedness" is used in its most
             ------------
             comprehensive sense and means and includes any and all of Borrower's liabilities, obligations, debts, and indebtedness to Lender, now existing or hereinafter incurred or created under the Related Documents, including, without limitation, all loans, advances, interest, costs, attorney fees, debts, other obligations, and liabilities of Borrower under the Related Documents,

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          including, without limitation, all obligations and liabilities of
          Borrower arising pursuant to the Related Documents, and any present or future judgments against Borrower for obligations owing under the Related Documents and whether any such Indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the Indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the Indebtedness arises from transactions which may be voidable on account of ultra vires or otherwise.

     (e)  Lender. The word "Lender" means the City of Baxter Springs, Kansas,
          ------
          its successors and assigns.


     (f)  Related Documents. The words "Related Documents" mean all documents
          -----------------
          listed on Exhibit "A" attached hereto and include, without limitation, all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, pledge agreements, security agreements, mortgages, other agreements, undertakings or financing statements executed in connection therewith, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection therewith.

     4.   NATURE OF GUARANTY. Guarantor's liability under this Guaranty shall be
          ------------------
continuous for so long as this Guaranty remains in force. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Indebtedness. Accordingly, no payments made upon the Indebtedness will discharge or diminish the continuing liability of Guarantor in connection with any remaining portions of the Indebtedness or any of the Indebtedness which subsequently arises or is thereafter incurred or contracted under or in connection with the Related Documents.

     5.   DURATION OF GUARANTY. This Guaranty will take effect when received by
          --------------------
Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness has been paid. This Guaranty is binding upon Guarantor and Guarantor's successors and assigns so long as any of the guaranteed Indebtedness remains unpaid.

     6.   GUARANTORS' AUTHORIZATION TO LENDER. Guarantor authorizes Lender,
          -----------------------------------
either before or after any revocation hereof, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time:
(a) to alter, compromise, renew, extend, accelerate or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of Interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (b) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce,

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waive, subordinate, fail or decide not to perfect, and release any such
Security, with or without the substitution of new collateral; (c) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (d) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (e) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (f) to sell, transfer, assign, or grant participations in all or any part of the Indebtedness; and (g) to assign or transfer this Guaranty in whole or in part.

     7. GUARANTOR'S' REPRESENTATIONS AND WARRANTIES. Guarantor represents and
        -------------------------------------------
warrants to Lender that (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (b) this Guaranty is executed at Borrower's request; (c) Guarantor has full power, right and authority to enter into this Guaranty; (d) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (e) Guarantor will not, without the prior written consent of Lender, sell, lease assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest in all or substantially all of Guarantor's assets; (f) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such future financial information which will be provided to Lender will be true and correct, in all material respects and fairly present the financial condition of Guarantor as of the dates the financial information is provided; (g) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened which would reasonably be expected to have a material adverse affect on Guarantor; (h) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (i) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

     8. GUARANTOR'S WAIVERS Except as prohibited by applicable law, Guarantor
        -------------------
waives any right to require Lender (a) to make any presentment, protest; demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of additional obligations; (b) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (c) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person and (d) to pursue with any other remedy within Lender's power.

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The Guarantor shall not be entitled to exercise any claim or right to payment which Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, if the exercise of such claim or right to payment would cause the Guarantor to be or become a "creditor" of Borrower within the meaning of 11 U.S.C. section 547(b), or any successor provision of the Federal bankruptcy laws.

Guarantor also waives any and all rights or defenses arising by reason of (a) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (b) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (c) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender of the Indebtedness; (d) any right to claim discharge of the Indebtedness on a basis of unjustified impairment of any collateral for the Indebtedness; (e) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced there is outstanding Indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; or (f) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of enforcement of this Guaranty.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

     9.  GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants
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and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

     10. SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that
         ----------------------------------------------
the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of

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Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements as Lender deems reasonably necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

     11.  MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a
          ------------------------
part of this Guaranty:


     (a)  Amendments. This Guaranty, together with any Related Documents,
          ----------
          constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     (b)  Applicable Law. This Guaranty has been delivered to Lender and
          --------------
          accepted by Lender in the State of Kansas. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of the State of Kansas. This Guaranty shall be governed by and construed in accordance with the laws of the State of Kansas.

     (c)  Attorney' Fees; Expenses. Lender may pay someone else, who is not a
          ------------------------
          salaried employee of Lender, to help enforce this Guaranty, and Guarantor shall pay the reasonable out-of-pocket costs and expenses of such enforcement. Reasonable out-of-pocket costs and expenses, include all reasonable costs out-of-pocket incurred in the collection of the Indebtedness, including but not limited to, court costs, attorneys' fees, and collection fees, except that such costs of collection shall not include the recovery of both attorneys' fees and collection agency fees.

     (d)  Notices. All notices required to be given by either party to the other
          -------
          under this Guaranty shall be in writing, may be sent by telefacsimile, a nationally recognized overnight courier, or United States Mail, first class, and shall be effective when actually delivered. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current mailing address.

     (e)  Interpretation. All words used in this Guaranty in the singular shall
          --------------
          be deemed to have been used in the plural where the context and construction so require. The words "Guarantor", "Borrower," and "Lender" include the successors, assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not

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          render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

     (f)  Waiver. Lender shall not be deemed to have waived any rights under
          ------
          this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

THE UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY". NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED NOVEMBER 20,1998.

                                            GUARANTOR:

                                            BAGCRAFT ACQUISITION, L.L.C.


                                            By    /s/  G.D. Patterson
                                              ---------------------------------

                                            Title  VP
                                                 ------------------------------

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                                   EXHIBIT "A"
                                       TO
                               COMMERCIAL GUARANTY
                               -------------------

         That certain Loan Agreement between Bagcraft Corporation of America and the City of Baxter Springs, Kansas dated December 27, 1993, pursuant to which the City of Baxter Springs agreed to loan Bagcraft Corporation of America $5,000,000.

         That certain subordinated Promissory Note dated December 27, 1993, in the original principal amount of $5,000,000, made by Bagcraft Corporation of America, as Debtor, in favor of the City of Baxter Springs, Kansas.

         That certain Security Agreement dated December 27, 1993, made by Bagcraft Corporation of America, as Debtor, in favor of the City of Baxter Springs, Kansas, as Secured Party.

         That certain Construction Loan Commitment dated February 15, 1994, by the City of Baxter Springs, Kansas, as Lender.

         That certain Construction Loan Agreement dated February 15, 1994, between the City of Baxter Springs, Kansas, as Lender, and Bagcraft Corporation of America, as Borrower, pursuant to which the City of Baxter Springs, Kansas agreed to loan to Bagcraft Corporation of America up to $7,000,000.

         That certain Promissory Note dated February 15, 1994, in the original principal amount of $7,000,000 made by Bagcraft Corporation of America, as Borrower, in favor of the City of Baxter Springs, Kansas.

         That certain First Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated February 15, 1994, and made by Bagcraft Corporation of America, as Grantor, in favor of the City of Baxter Springs, Kansas, as Mortgagee.

         That certain Security Agreement dated February 15, 1994, made by Bagcraft Corporation of America, as Debtor, in favor of the City of Baxter Springs, Kansas, as Secured Party.

         That certain Collateral Assignment of Interest and Licenses, Agreements and Plans, dated February 15, 1994, made by Bagcraft Corporation of America as Assignor in favor of the City of Baxter Springs, Kansas, as Assignee.

         Any and all other documents executed by the Bagcraft Corporation of America in favor of either the City of Baxter Springs, Kansas or the Kansas Department of Commerce and Housing in connection with any of the foregoing.

         All financing statements executed in connection with any of the foregoing documents.